UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – March 5, 2004

Commission File Number: 000-49971

OCEAN WEST HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	71-0876952
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

15991 Redhill Avenue, Suite 110
Tustin, California 92780
(Address of principal executive offices, including zip code)

(714) 247-4200
(Registrant’s telephone number, including area code)

OCEAN WEST HOLDING CORPORATION

     Item 5. Other Events and Required FD Disclosure

     On February 20, 2004, Registrant, Freedom Mortgage Corporation and First Fidelity Capital Markets mutually terminated their agreement. The agreement was originally filed as an exhibit to Form 8K on January 20, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: March 5, 2004	OCEAN WEST HOLDING CORPORATION

	By:	/s/ Daryl S. Meddings

Daryl S. Meddings Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)